EXHIBIT 10.8
AMENDMENT NO. 1 TO
SERVICES AND SECONDMENT AGREEMENT

This AMENDMENT NO. 1 TO SERVICES AND SECONDMENT AGREEMENT (this “Amendment”), dated as of December 10, 2015 is by and among Western Gas Holdings, LLC, a Delaware limited liability company (the “General Partner”) and Anadarko Petroleum Corporation, a Delaware corporation (“Anadarko” and, together with the General Partner, the “Parties” and each, a “Party”).
WHEREAS, the Parties are party to that certain Services and Secondment Agreement that was entered into on, and effective as of, May 14, 2008 (the “Services and Secondment Agreement”); and
WHEREAS, the Parties desire to amend the Services and Secondment Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Services and Secondment Agreement.
2.    Amendment to the Services and Secondment Agreement.
a.    Section 2.3 of the Services and Secondment Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:
“At all times, Anadarko will cause the Anadarko Entities to maintain workers’ compensation insurance (either through an insurance company or self-insured arrangement) applicable to the Seconded Employees. Anadarko will cause the Anadarko Entities to name the General Partner and, as applicable, the Partnership or any of its subsidiaries, as an also insured employer under such insurance policy. Anadarko will periodically take reasonable steps to notify the Seconded Employees that they are employees during the Secondment Period of the Anadarko Entities and the General Partner (and, as applicable, the Partnership or any of its subsidiaries) and that for any work place injury, the Seconded Employee’s sole remedy will be under such Anadarko Entity’s workers’ compensation insurance policy. Notwithstanding the foregoing, nothing herein shall preclude a Seconded Employee from participating in benefit programs generally available to employees of Anadarko Entities.”
b.    Article XIV of the Services and Secondment Agreement is hereby amended by deleting such article and replacing it in its entirety with the following:
“This Agreement will be binding upon, and will inure to the benefit of, the Parties and their respective successors, permitted assigns and legal representatives. Notwithstanding the foregoing, Section 2.3 is intended to benefit each current and future subsidiary of the Partnership, and each such subsidiary shall be a direct beneficiary of this Agreement and be entitled to enforce such provision to the same extent as if such subsidiary were a party to this Agreement.”

3.    Confirmation. Except as expressly amended by this Amendment, the Services and Secondment Agreement is not modified hereby, is hereby ratified and confirmed, and shall remain in full force and effect.
4.    Counterparts. This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
5.    Choice of Law; Submission to Jurisdiction. This Amendment shall be subject to and governed by the laws of the State of Texas. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Houston, Texas.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered on the date first written above.
WESTERN GAS HOLDINGS, LLC

By:    /s/ Donald R. Sinclair
Name: Donald R. Sinclair
Title:     President and Chief Executive
Officer

ANADARKO PETROLEUM CORPORATION

By:    /s/ Amanda M. McMillian
Name: Amanda M. McMillian
Title:     Senior Vice President, General
Counsel, Corporate Secretary and
Chief Compliance Officer

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